                                  EXHIBIT 10.4

                          SEVENTH AMENDMENT AGREEMENT

          SEVENTH AMENDMENT AGREEMENT (this "Agreement"), dated as of October 17, 1997, by and among ALADDIN MANUFACTURING CORPORATION (the "Company"), a Delaware corporation formerly known as Mohawk Manufacturing Corporation and prior to that known as Mohawk Carpet Corporation, MOHAWK INDUSTRIES, INC. (the "Parent"), a Delaware corporation, MOHAWK MARKETING, INC. ("Marketing"), a Georgia corporation, MOHAWK MILLS, INC. ("Mills"), a Delaware corporation, and MOHAWK CARPET CORPORATION ("Carpet"), a Delaware corporation formerly known as Mohawk Limited (each of the foregoing, other than the Company, and each of their respective successors and assigns, collectively, the "Guarantors") and EACH OF THE OTHER PERSONS NAMED ON THE SIGNATURE PAGES HEREOF (collectively, the "Noteholders").

                                   RECITALS:

          A. The Company entered into those separate Note Purchase Agreements, each dated as of August 15, 1993 (collectively, as amended and as in effect prior to the effectiveness of this Agreement, the "Existing Note Agreement," and, as amended by this Agreement, the "Amended Note Agreement"), with the Noteholders, pursuant to which the Company issued and sold to the Noteholders an aggregate principal amount of Eighteen Million Seven Hundred Fifty Thousand Dollars ($18,750,000) of the Company's 9.5% Senior Notes Due April 1, 1998 (the "Notes").

          B. The obligations of the Company in respect of the Notes and the Existing Note Agreement have been unconditionally guaranteed by the Guarantors pursuant to the Existing Note Agreement, that certain Guaranty Agreement, dated as of November 3, 1993, by Marketing, in favor of the Noteholders, that certain Guaranty Agreement dated as of May 1, 1995, by Mills, in favor of the Noteholders and that certain Guaranty Agreement, dated as of July 19, 1995, by Carpet, in favor of the Noteholders.

          C. The Company and the Guarantors have requested the amendment of certain provisions of the Existing Note Agreement.

          D. Each of the Company, the Guarantors and the Noteholders are desirous of entering into this Agreement on the terms and conditions hereinafter set forth.


                                   AGREEMENT:

          NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          SECTION 1.  DEFINED TERMS.

          The terms used herein and not defined herein shall have the meanings assigned to such terms in the Amended Note Agreement.

          SECTION 2.  AMENDMENTS TO THE EXISTING NOTE AGREEMENT.

          2.1 AMENDMENTS TO EXISTING NOTE AGREEMENT. Each of the Company, the Parent, the other Guarantors and, subject to the satisfaction of the conditions set forth in Section 4, the Noteholders, hereby consents and agrees to the amendments to the Existing Note Agreement set forth in Schedule A to this Agreement. Such amendments are incorporated herein by reference as if set forth verbatim in this Agreement.

          SECTION 3.  WARRANTIES AND REPRESENTATIONS.

          To induce the Noteholders to enter into this Agreement, each of the Company, the Parent and the other Guarantors warrants and represents to the Noteholders that, as of the Effective Date (as hereinafter defined):

          3.1 ORGANIZATION, EXISTENCE AND AUTHORITY. Each of the Company, the Parent and the other Guarantors is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. Each of the Company, the Parent and the other Guarantors has all requisite power and authority to execute and deliver this Agreement and each of the Company and the Parent has all requisite power and authority to perform its respective obligations under the Amended Note Agreement.

          3.2 LITIGATION. There are no proceedings pending, or to the knowledge of the Company, the Parent or the other Guarantors, threatened, against or affecting the Company, the Parent, any other Guarantor or any of the other Subsidiaries, or any of their respective Properties, in any court or before any governmental authority or arbitration board or tribunal which, either individually or in the aggregate, would conflict with or interfere with the ability of the Company, the Parent or any other Guarantor to execute and deliver this Agreement or the ability of the Company, the Parent or any other Guarantor to perform any of their respective obligations under the Amended Note Agreement or any of the other Financing Documents.

          3.3 AUTHORIZATION, EXECUTION AND ENFORCEABILITY. The execution and delivery by the Company, the Parent and each other Guarantor of this Agreement and the performance by the Company and the Parent of their respective obligations under the Amended Note Agreement have been duly authorized by all necessary action on the part of the Company, the Parent and each other Guarantor. This Agreement has been duly executed by the Company, the Parent and each other Guarantor and the Amended Note Agreement constitutes a valid and binding obligation of the Company, the Parent, and each Guarantor, enforceable in accordance with its respective terms, except that the enforceability thereof may be:

          (a) limited by bankruptcy, insolvency or other similar laws affecting the enforceability of creditors' rights generally; and

          (b) subject to the availability of equitable remedies.

          3.4 NO CONFLICTS OR DEFAULTS. Neither the execution and delivery by the Company, the Parent and each other Guarantor of this Agreement nor the performance by the Company or the Parent or any Guarantor of its respective obligations under the Amended Note Agreement conflicts with, results in any breach of any of the provisions of, constitutes a default under, violates or, except for the Liens granted to the Collateral Agent, results in the creation of any Lien upon any Property of the Company, the Parent or any other Guarantor under the provisions of:

          (a) any charter document, agreement with shareholders or bylaws of the Company, the Parent or any other Guarantor;

          (b) any agreement, instrument or conveyance to which the Company, the Parent or any other Guarantor or any of their respective Properties may be bound or affected; or

          (c) any statute, rule or regulation or any order, judgment or award of any court, tribunal or arbitrator by which the Company, the Parent or any other Guarantor, or any of their respective Properties, may be bound or affected.

          3.5 GOVERNMENTAL CONSENT. Neither the execution and delivery by the Company, the Parent or the other Guarantors of this Agreement nor the performance by the Company or the Parent or any Guarantor of their respective obligations under the Amended Note Agreement is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of the Company, the Parent or any other Guarantor as a condition thereto under the circumstances and conditions contemplated by the Amended Note Agreement.

          3.6 DISCLOSURE OF DEFAULTS. No event has occurred and no condition exists which would constitute a Default or an Event of Default under the Amended Note Agreement.

          3.7 COMPLIANCE WITH LAW. Neither the Company, the Parent nor any of the other Guarantors:

          (a) is in violation of any law, ordinance, governmental rule or regulation to which it is subject; or

          (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its Property or to the conduct of its business;

which violation or failure to obtain might, either individually or in the aggregate, materially adversely affect

          (i) the ability of the Company, the Parent or the other Guarantors to perform their respective obligations under the Amended Note Agreement or any of the other Financing Documents, or

          (ii) the business, prospects, revenues, Properties or condition (financial or otherwise) of the Company, the Parent, any other Guarantor or any other Subsidiary.

          3.8 DISCLOSURE. The financial statements delivered to the Noteholders by the Company, the Parent and the other Guarantors pursuant to
Section 7.1 of the Existing Note Agreement do not, nor does this Agreement, or any other written statement furnished by the Company, the Parent or the other Guarantors to the Noteholders in connection herewith, contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which the Company, the Parent or the other Guarantors has not disclosed to the Noteholders in writing which materially affects adversely or, so far as the Company, the Parent or the other Guarantors can now foresee, will materially affect adversely the Properties, business, prospects, profits or condition (financial or otherwise) of the Company, the Parent, the other Guarantors or the other Subsidiaries or the ability of the Company, the Parent or the other Guarantors to perform their respective obligations under the Amended Note Agreement or any of the other Financing Documents.

          SECTION 4.  CONDITIONS.

          The consent of the Noteholders to the amendments set forth in Section 2 hereof shall not become effective until all of the following conditions shall have been satisfied (the date of such satisfaction being herein referred to as the "Effective Date"):

          4.1 EXECUTION AND DELIVERY OF THIS AGREEMENT. The Company, the Parent and each other Guarantor shall have executed and delivered to each of the Noteholders a counterpart of this Agreement.

          4.2 EXECUTION AND DELIVERY OF OTHER CORRESPONDING AMENDMENTS. The Noteholders, or their legal counsel, shall have received an executed copy of the amended and restated Bank Credit Agreement, and an amendment to each of the Consolidated Note Agreement, the Series Note Agreement and the 8.46% Note Agreement, amending each such agreement in a manner substantially similar as provided herein, in form and substance satisfactory to the Noteholders.

          4.3 NO DEFAULT; REPRESENTATIONS AND WARRANTIES TRUE. No Default or Event of Default under the Amended Note Agreement or any of the other Financing Documents shall exist and the warranties and representations set forth in
Section 3 hereof shall be true and correct in all material respects as of the Effective Date.

          4.4 EXPENSES. The Company shall have paid all costs and expenses to the Noteholders relating to this Agreement in accordance with Section 5.5 hereof.

          4.5 PROCEEDINGS SATISFACTORY. All proceedings taken in connection with the Amended Financing Documents shall be satisfactory to the Noteholders and their special counsel. The Noteholders and their special counsel shall have received copies of such documents and papers as they may reasonably request in connection therewith, in form and substance satisfactory to them.

          SECTION 5.  MISCELLANEOUS.

          5.1 GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, AND GOVERNED BY, INTERNAL NEW YORK LAW.

          5.2 DUPLICATE ORIGINALS. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. This Agreement may be executed in one or more counterparts and shall be effective when at least one counterpart shall have been executed by Noteholders constituting the Required Holders and each other party hereto, and each set of counterparts which, collectively, show execution by each such party hereto shall constitute one duplicate original.

          5.3 WAIVERS AND AMENDMENTS. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, or by any action or inaction, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          5.4 SECTION HEADINGS. The titles of the sections hereof appear as a matter of convenience only, do not constitute a part of this Agreement and shall not affect the construction hereof.

          5.5 COSTS AND EXPENSES. On the Effective Date, the Company shall pay all costs and expenses of the Noteholders relating to this Agreement, including, but not limited to, the statement for reasonable fees and disbursements of the Noteholders' special counsel presented to the Company on the Effective Date.
The Company will also pay upon receipt of any statement thereof, each additional statement for reasonable fees and disbursements of the Noteholders' special counsel rendered after the Effective Date in connection with the Amended Note Agreement and any of the other Financing Documents.

          5.6 SURVIVAL. All warranties, representations, certifications and covenants made by the Company, the Parent and the other Guarantors in this Agreement or the Amended Note Agreement or in any certificate or other instrument delivered pursuant to this Agreement or the Amended Note Agreement shall be considered to have been relied upon by the Noteholders and shall survive the execution of this Agreement regardless of any investigation made by or on behalf of the Noteholders. All statements in any such certificate or other instrument shall constitute warranties and representations of each of the Company, the Parent and the other Guarantors hereunder.

          5.7 EFFECTIVENESS. Upon the occurrence of the Effective Date, this Agreement shall be deemed effective and shall be deemed to be a Financing Document. Notwithstanding the foregoing, the effectiveness of the amendments provided for in paragraphs 1, 4, 5, 6, 8, 9, 10, 11, 12 and 16 set forth on Schedule A attached hereto, is subject to receipt by the Collateral Agent of written direction from all of the Lenders (as defined in the Intercreditor Agreement) to release the Collateral from the Lien held by the Collateral Agent.

          5.8 REFERENCE TO AND EFFECT ON THE FINANCING DOCUMENTS. (a) Upon the effectiveness of this Agreement, on and after the date thereof, each reference in the Existing Note Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Existing Note Agreement and each reference in the other Financing Documents to "the Existing Note Agreement", "the 9.5% Note Agreement", "the Note Purchase Agreements", "thereunder", "thereof" or words of like import referring to the Existing Note Agreement, shall mean and be a reference to the Existing Note Agreement as amended hereby.

          (b) Except as specifically amended above, the Existing Note Agreement and all other Financing Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Noteholder under any of the Financing Documents, nor constitute a waiver of any provision of any of the Financing Documents.


                        [Signatures on Following Pages]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by a duly authorized officer or agent thereof, as the case may be, as of the date first above written.

                     ALADDIN MANUFACTURING CORPORATION
                        (F/K/A MOHAWK MANUFACTURING CORPORATION)

                         By: /s/ John D. Swift
                            ----------------------------
                            Name:  John D. Swift
                            Title:  Vice President

                         MOHAWK INDUSTRIES, INC.

                         By: /s/ John D. Swift
                            ----------------------------
                            Name:  John D. Swift
                            Title:  Vice President-Finance,
                                    Secretary & Treasurer

                         MOHAWK MARKETING, INC.

                         By: /s/ John D. Swift
                            ----------------------------
                            Name:  John D. Swift
                            Title:  Vice President

                         MOHAWK MILLS, INC.

                         By: /s/ John D. Swift
                            ----------------------------
                            Name:  John D. Swift
                            Title:  Vice President

                         MOHAWK CARPET CORPORATION
                         (F/K/A MOHAWK LIMITED)

                         By: /s/ John D. Swift
                            ----------------------------
                            Name:  John D. Swift
                            Title:  Vice President of Finance

                      [Signatures Continued on Next Page]

                [Signature Page to Seventh Amendment Agreement]

Agreed and Accepted:

ALEXANDER HAMILTON LIFE INSURANCE COMPANY OF AMERICA

By:
Name:
Title:


MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:


THE FRANKLIN LIFE INSURANCE COMPANY

By:
Name:
Title:

By:
Name:
Title:


PRINCIPAL MUTUAL LIFE INSURANCE COMPANY

By:
Name:
Title:


By:
Name:
Title:

                                   SCHEDULE A

          AMENDMENT TO SECTION 1.1(C). Section 1.1(c) of the Existing Note Agreement is hereby deleted and the following substituted in its place:

          "(C) INTERCREDITOR AGREEMENT. The Purchasers shall become parties to the Intercreditor Agreement and the holders of the Notes shall be entitled to the benefits thereof and bound by the covenants and agreements contained therein."

          AMENDMENT TO SECTION 6.9(B). Section 6.9(b) of the Existing Note Agreement is hereby deleted and the following substituted in its place:

          "(B) LIMIT ON RESTRICTED PAYMENTS AND PERMITTED AFFILIATE TRANSACTIONS. The Parent and the Company will not, nor will they permit any other Restricted Subsidiary to, at any time, declare or make any Restricted Payment or enter into any Permitted Affiliate Transaction (other than any Permitted Affiliate Transaction permitted under Section 6.10(b) or
     (c)) unless:

                (i) immediately after, and after giving effect to, such Restricted Payment or such Permitted Affiliate Transaction, the aggregate amount of (x) all Restricted Payments declared or made during the period from the 8.46% Note Closing Date to and including the date such Restricted Payment is made, plus (y) the aggregate Affiliate Transaction Amounts for all Permitted Affiliate Transactions (other than Permitted Affiliate Transactions permitted under Section 6.10(b) or (c)) entered into since the 8.46% Note Closing Date would not exceed the sum of

                    (A) Twenty Million Dollars ($20,000,000), plus

                    (B) fifty percent (50%) (or minus one hundred percent (100%)
                in the case of a deficit) of Consolidated Net Earnings for the period beginning on the 8.46% Note Closing Date and ending at such time, plus

                    (C) the aggregate amount of net cash proceeds received by
                the Parent from the sale of any class of common stock of the Parent after the 8.46% Note Closing Date; and

                (ii) at the time of such declaration and immediately before, and after giving effect to, such Restricted Payment or such Permitted Affiliate Transaction, no Default or Event of Default exists or would exist."

          AMENDMENT TO SECTION 6.10. Section 6.10 of the Existing Note Agreement is hereby deleted and the following substituted in its place:

          "6.10 TRANSACTIONS WITH AFFILIATES.

          The Parent and the Company will not, and will not permit any other Restricted Subsidiary to, enter into any transaction, including, without limitation, the purchase, sale or exchange of Property or the rendering of any service, with any Affiliate or other Restricted Subsidiary, except in the ordinary course of and pursuant to the reasonable requirements of the business of such Person (including, without limitation, in connection with any acquisition permitted by Section 6.12 hereof) and upon fair and reasonable terms no less favorable to such Person than would obtain in a comparable arm's-length transaction with a Person not an Affiliate or a Restricted Subsidiary; provided, however, that, notwithstanding the foregoing, such Persons may enter into such transactions so long as:

              (a)(i) the aggregate Affiliate Transaction Amounts in respect of all such transactions during any calendar year do not exceed One Million Five Hundred Thousand Dollars ($1,500,000), and (ii) the aggregate Affiliate Transaction Amounts in respect of all such transactions after the Closing Date do not exceed Five Million Dollars ($5,000,000) or

              (b) such transaction is otherwise permitted under clause (ii) or
          (iii) of Section 6.11(a) or

              (c) such transaction is an Investment of the type described in clause (l) of the definition of the term Restricted Investment."

          AMENDMENT TO SECTION 6.11(B). Section 6.11(b) of the Existing Note Agreement is hereby amended by inserting the word "and" at the end of Section 6.11(b)(iv)(B), deleting Section 6.11(b)(iv)(C) in its entirety and renumbering
Section 6.11(b)(iv)(D) as Section 6.11(b)(iv)(C).

          AMENDMENT TO SECTION 6.12(A). Section 6.12(a) of the Existing Note Agreement is hereby amended by inserting the word "and" at the end of Section 6.12(a)(iii)(A) and deleting Section 6.12(a)(iii)(C) in its entirety.

          AMENDMENT TO SECTION 6.12(B). Section 6.12(b) of the Existing Note Agreement is hereby amended by deleting Section 6.12(b)(iii) in its entirety and substituting in its place the following:

          "(iii) in the case of an acquisition of any Restricted Subsidiary, if such transaction occurs prior to the Assumption and Release Date, the Company and the Parent shall have complied with the provisions of Section
     6.21 (b) of this Agreement."

          AMENDMENT TO SECTION 6.13(A). Section 6.13(a) of the Existing Note Agreement is hereby amended by deleting Section 6.13(a)(iv) in its entirety and substituting the following in its place:

          "(iv) any common law right of setoff or banker's lien arising in connection with ordinary course of business deposit arrangements maintained by the Parent, the Company or any other Restricted Subsidiary with its banks or other financial institutions so long as any such bank or other financial institution (A) shall be a party to the Bank Credit Agreement and the Intercreditor Agreement, (B) shall not at any time make loans or otherwise extend credit pursuant to any credit facility to the Parent, the Company or any other Restricted Subsidiary, (C) does not maintain accounts (for the deposit of cash or otherwise) for the benefit of the Parent or any Restricted Subsidiary other than those which have in the aggregate monthly balances less than $100,000, (D) shall have executed and delivered to each party to the Intercreditor Agreement a Sharing Agreement substantially in the form of Exhibit G to this Agreement, or (E) shall have waived in writing such common law right of setoff or banker's lien;"

          AMENDMENT TO SECTION 6.13(A). Section 6.13(a) of the Existing Note Agreement is hereby further amended by deleting Section 6.13(a)(vi) in its entirety and substituting the following in its place:

          "(vi)  [INTENTIONALLY OMITTED]"

          AMENDMENT TO SECTION 6.13(D). Section 6.13(d) of the Existing Note Agreement is hereby deleted in its entirety and the following substituted in its place:
          "(D)  [INTENTIONALLY OMITTED]"

          AMENDMENT TO SECTION 6.24(E). Section 6.24(e) of the Existing Note Agreement is hereby amended by deleting the words "or to release any Collateral from the Lien of any such Financing Document" from the second sentence of such Section.

          AMENDMENT TO SECTION 8.1(N). Section 8.1(n) of the Existing Note Agreement is hereby deleted in its entirety and the following substituted in its place:

          "(D)  [INTENTIONALLY OMITTED]"

          AMENDMENT TO DEFINITION OF FINANCING DOCUMENTS. Section 9.1 of the Existing Note Agreement is hereby further amended by deleting the definition of Financing Documents and substituting in its place the following:

          "FINANCING DOCUMENTS - means the Note Purchase Agreements, the Notes, the Intercreditor Agreement, and the Guaranty Agreements, and in each such case the other agreements and instruments executed in connection therewith, as each may be amended, restated or modified from time to time."

          AMENDMENT TO DEFINITION OF GUARANTY AGREEMENTS. Section 9.1 of the Existing Note Agreement is hereby further amended by deleting the definition of Guaranty Agreements and substituting in its place the following:

          "GUARANTY AGREEMENTS -- means, collectively, (i) the Unconditional Guaranty, (ii) the Guaranty Agreement dated as of November 3, 1993 delivered by Marketing for the benefit of the Noteholders, (iii) the Guaranty Agreement dated as of May 1, 1995 delivered by Mills for the benefit of the Noteholders, (iv) the Guaranty Agreement dated as of July 19, 1995 delivered by Limited for the benefit of the Noteholders, and (v) any other guaranty agreement delivered at any time by a Guarantor pursuant to the terms of Section 6.21 of this Agreement, as any of the foregoing may be amended, modified or supplemented from time to time in accordance with its terms."

          AMENDMENT TO DEFINITION OF RESTRICTED INVESTMENT. Section 9.1 of the Existing Note Agreement is hereby further amended by deleting clause (l) of the definition of Restricted Investment and substituting in its place the following:

          "(l) investments constituting (x) loans and advances to employees made in the ordinary course of business and consistent with the practices of the Parent or the Company, as the case may be, existing on the 8.46% Note Closing Date and (y) other loans or advances made by the Parent and/or the Company in an aggregate amount not to exceed $10,000,000 at any time outstanding to its officers so long as the proceeds of such loans or advances are used for the purposes of purchasing capital stock of the Parent or the Company, as the case may be, under any stock option plan sponsored by Industries and paying any tax liabilities incurred by such officers in connection with the exercise of their rights pursuant to any such stock option plan and in which such capital stock the officer has granted a security interest to the Parent or the Company, as the case may be, to secure such loan or advance."

          AMENDMENT TO DEFINITION OF TOTAL RESTRICTED SUBSIDIARY DEBT.  Section
9.1 of the Existing Note Agreement is hereby further amended by deleting clause
(a) of the definition of Total Restricted Subsidiary Debt and substituting in its place the following:

          "(a) the aggregate principal amount of all unsecured Indebtedness of all Restricted Subsidiaries outstanding at such time other than (i) subject to compliance with Section 10.1 hereof, Indebtedness under Guaranties by any Restricted Subsidiary of Indebtedness of the Company, the Parent or another Restricted Subsidiary and (ii) Indebtedness owing by a Restricted Subsidiary to any other Restricted Subsidiary, the Company or the Parent, and"

          AMENDMENT TO DEFINED TERMS. Section 9.1 of the Existing Note Agreement is hereby further amended by deleting therefrom the definitions of "Collateral", "Collateral Agent",

"Company Security Agreement", "Horizon Security Agreement", "Limited Security Agreement" and "Parent Security Agreement".


                                       5